Exhibit 99.2

NEW STAR INTERNATIONAL HOLDINGS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)
AS OF NOVEMBER 30, 2007 AND FEBRUARY 28, 2007
(amounts in thousands, except share data)

ASSETS	Nov. 30, 2007	Feb. 28, 2007
Current assets:
Cash and cash equivalents	$8,085	$5,649
Accounts receivable, net of reserve for doubtful accounts of $95 and $118	12,008	11,585
Inventories, net	12,253	12,603
Prepaid expenses and other	261	1,065
Income tax receivable	—	298
Deferred income taxes	—	296
Total current assets	32,607	31,496

Property, plant and equipment, net of accumulated depreciation of $4,922 and $3,966	8,289	8,022
Goodwill	23,790	24,182
Other intangibles, net	33,620	35,321
Other assets	645	793
Total assets	$98,951	$99,814

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Current maturities of long-term debt	$3,535	$3,992
Accounts payable	4,303	5,542
Salaries, wages and commissions payable	2,186	2,824
Accrued dealer retroactive discounts	1,265	1,486
Accrued product warranty	1,030	1,030
Interest payable	5	180
Income taxes payable	1,821	—
Deferred income taxes	68	—
Accrued other expenses	620	3,019
Total current liabilities	14,833	18,073

Long-term debt	28,135	30,758
Deferred income taxes	7,985	7,991
Accrued pension obligations	1,806	1,963
Other non-current liabilities	421	—
Stockholders' equity:
Series A preferred stock, voting, convertible, $0.001 par value — 87,611 shares authorized, issued and outstanding	—	—
Common stock, voting, $0.001 par value — 100,000 shares authorized, 5,000 shares issued and outstanding at November 30, 2007 and February 28, 2007	—	—
Additional paid-in capital	25,293	25,293
Retained earnings	21,828	16,741
Accumulated other comprehensive (loss) income	(274)	71
Restricted stock notes receivable	(1,076)	(1,076)
Total stockholders' equity	45,771	41,029
Total liabilities and stockholders' equity	$98,951	$99,814

See Notes to Condensed Consolidated Financial Statements

NEW STAR INTERNATIONAL HOLDINGS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)
FOR THE NINE MONTHS ENDED NOVEMBER 30, 2007 AND 2006
(amounts in thousands)

	Nine Months Ended
	Nov. 30, 2007	Nov. 30, 2006

Net sales	$71,401	$63,512
Cost of sales	45,861	41,472
Gross profit	25,540	22,040
Selling expenses	7,286	6,770
General and administrative expenses	8,009	5,932
Income from operations	10,245	9,338
Interest expense, net	1,803	2,137
Other expense, net	132	165
Income before provision for income taxes	8,310	7,036
Provision for income taxes	3,223	2,611
Net income	$5,087	$4,425

See Notes to Condensed Consolidated Financial Statements

NEW STAR INTERNATIONAL HOLDINGS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
FOR THE NINE MONTHS ENDED NOVEMBER 30, 2007 AND 2006
(amounts in thousands)

	Nine Months Ended
	Nov. 30, 2007	Nov. 30, 2006

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$5,087	$4,425
Adjustments to reconcile net income to net cash provided by operating activities:
Deferred income taxes	542	-
(Gain) loss on disposal of property, plant, and equipment	6	(2)
Amortization of intangible assets	1,731	1,138
Amortization of debt issue costs	-	88
Write-off of deferred financing costs	-	414
Depreciation of property, plant, and equipment	966	849
Changes in assets and liabilities which provided (used) cash — net of acquisitions:
Trade accounts receivable	(423)	3,231
Income taxes payable	2,119	(3,118)
Inventory	350	13
Prepaid expenses	804	319
Other assets	39	(559)
Trade accounts payable and other liabilities	(4,436)	(541)

Net cash provided by operating activities	6,785	6,257

CASH FLOWS FROM INVESTING ACTIVITIES:
Expenditures for property, plant, and equipment	(1,239)	(1,746)
Purchase of Lang Manufacturing Company	-	(14,014)
Proceeds on sale of assets	-	2
Patent costs	(30)	-

Net cash used in investing activities	(1,269)	(15,758)

CASH FLOWS FROM FINANCING ACTIVITIES:
Debt issuance costs paid		(250)
Proceeds from debt	-	37,000
Principal payments on debt	(3,080)	(28,280)

Net cash (used in) provided by financing activities	(3,080)	8,470

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	2,436	(1,031)

CASH AND CASH EQUIVALENTS — Beginning of year	5,649	9,148

CASH AND CASH EQUIVALENTS — End of period	$8,085	$8,117

SUPPLEMENTAL DISCLOSURES OF CASH FLOW —
Cash paid during the period for:

Interest	$1,976	$1,718

Income taxes — net of refunds received	$460	$4,432

See Notes to Condensed Consolidated Financial Statements.

NEW STAR INTERNATIONAL HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS -
BALANCE SHEETS AS OF NOVEMBER 30, 2007 AND FEBRUARY 28, 2007 AND
STATEMENTS OF INCOME AS OF AND FOR THE NINE MONTHS ENDED NOVEMBER 30, 2007 AND 2006

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation — The accompanying financial information of New Star International Holdings, Inc. and Subsidiaries (“New Star” or “the Company”) for the periods ended November 30, 2007 and November 30, 2006, have been prepared in conformity with accounting principles generally accepted in the United States of America. The financial statements are unaudited and certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to such rules and regulations, although the company believes that the disclosures are adequate to make the information not misleading. These financial statements should be read in conjunction with the financials statements and notes contained in the Company’s financial statements for the year ended February 28, 2007.

In the opinion of management, the financial statements contain all adjustments necessary to present fairly the financial position of the company as of November 30, 2007 and February 28, 2007, and the results of operations for the nine months ended November 30, 2007 and November 30, 2006 and cash flows for the nine months ended November 30, 2007 and November 30, 2006.

In September 2006, the Financial Accounting Standard Board (“FASB”) issued FASB Statement No. 157, Fair Value Measurements. FASB Statement No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. FASB Statement No. 157 does not require any new fair value measurements but applies to other accounting pronouncements that require or permit fair value measurements. FASB Statement No. 157 is effective for fiscal years beginning after November 15, 2007. In November 2007, the FASB updated FASB Statement No. 157. The FASB reaffirmed that the statement is effective as originally scheduled in the accounting for the financial assets and liabilities of financial institutions. However, the FASB issued a one year deferral for the implementation of FASB Statement No. 157 for other nonfinancial assets and liabilities. The Company will apply this guidance prospectively. The Company is continuing its process of determining what impact the application of this guidance will have on the Company’s financial position, results of operations and cash flows.

In September 2006, the FASB issued FASB Statement No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans — an amendment of FASB Statements No. 87, 88, 106, and 132(R). This statement requires recognition of the overfunded or underfunded status of a defined benefit postretirement as an asset or liability in a company’s balance sheet and recognizes changes in that funded status in the year in which the changes occur. FASB Statement No. 158 will also require the Company to change its measurement date from December 31 to February 28, beginning in fiscal years ending after December 15, 2008. FASB Statement No. 158 is effective for nonpublic companies for fiscal years ending after June 15, 2007. The change in measurement date will require a one-time adjustment to retained earnings, the effect of which cannot be determined at this time. None of the changes required will impact the Company’s results of operations or cash flows.

In February 2007, the FASB issued FASB Statement No. 159, The Fair Value Option for Financial Assets and Financial Liabilities, including an amendment of FASB Statement No. 115. FASB Statement No. 159 expands the use of fair value accounting but does not affect existing standards which require assets or liabilities to be carried at fair value. Under FASB Statement No. 159, a company may elect to use fair value to measure its financial assets and liabilities. If the use of fair value is elected, any upfront costs and fees related to the item must be recognized in earnings and cannot be deferred. The fair value election is irrevocable and generally made on an instrument-by-instrument basis, even if a company has similar instruments that it elects not to measure based on fair value. At the adoption date, unrealized gains and losses on existing items for which fair value has been elected are reported as a cumulative adjustment to retained earnings. Subsequent to the adoption of FASB Statement No. 159, changes in fair value are recognized in earnings. FASB Statement No. 159 is effective for fiscal years beginning after November 15, 2007. The Company will apply this guidance prospectively. The Company is continuing its process of determining what impact the application of this guidance will have on the Company’s financial position, results of operations and cash flows.

In December 2007, the FASB issued FASB Statement No. 160, Noncontrolling Interests in Consolidated Financial Statements - an amendment of ARB No. 51. FASB Statement No. 160 statement amends ARB 51 to establish accounting and reporting standards for the noncontrolling interest (minority interest) in a subsidiary and for the deconsolidation of a subsidiary. Upon its adoption, effective as of the beginning of the Company’s fiscal 2010, noncontrolling interests will be classified as equity in the Company’s financial statements and income and comprehensive income attributed to the noncontrolling interest will be included in the Company’s income and comprehensive income. The provisions of this standard must be applied retrospectively upon adoption. The Company is evaluating the impact the application of this guidance will have on the Company’s financial position, results of operations and cash flows.

In December 2007, the FASB issued FASB Statement No. 141R, Business Combinations. FASB Statement No. 141R provides companies with principles and requirements on how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, liabilities assumed, and any noncontrolling interest in the acquiree as well as the recognition and measurement of goodwill acquired in a business combination. This statement also requires certain disclosures to enable users of the financial statements to evaluate the nature and financial effects of the business combination. Acquisition costs associated with the business combination will generally be expensed as incurred. This statement is effective for business combinations occurring in fiscal years beginning after December 15, 2008. Early adoption of FASB Statement No. 141R is not permitted. The Company is evaluating the impact the application of this guidance will have on the Company’s financial position, results of operations and cash flows.

2. ACQUISITION OF LANG MANUFACTURING COMPANY

On June 30, 2006, New Star, through its 100% owned subsidiary Star Manufacturing International Inc. purchased certain assets and liabilities of Lang for an aggregate purchase price of $14,013,972, including acquisition costs of $539,722. Lang manufactures and distributes commercial and marine cooking equipment. As a result of the acquisition, the Company expects to gain increased market share and reduce costs through economies of scale. The transaction was financed by cash and additional borrowings under the Second Amended and Restated Credit Agreement (as further described in Note 4). The acquisition was accounted for by the purchase method of accounting. The purchase price has been allocated to the fair value of the net assets acquired resulting in goodwill of $2,634,016. The results of the operations for the acquisition have been included in the consolidated financial statements from the date of the purchase.

The final allocation of cash paid for the Lang acquisition is summarized as follows (in thousands):

	June 30, 2006	Adjustments	Adjusted June 30, 2006
Trade accounts receivable	$2,203		$2,203
Inventory	3,195		3,195
Other current assets	25		25
Property plant & equipment	711		711
Deferred tax assets - non-current	1,238		1,238
Goodwill	3,026	(392)	2,634
Inatangables:
Patents	956		956
Tradenames	4,492		4,492
Customer relationships	3,180		3,180
Total assets	19,026	(392)	18,634

Trade accounts payable	(956)		(956)
Accrued product warranty	(560)		(560)
Other accrued expenses	(727)		(727)
Accrued severance and benefits	(2,276)	197	(2,079)
Accrued plant closure	(493)	195	(298)
Total liabilities	(5,012)	392	(4,620)

Net cash paid	$14,014	$-	$14,014

The goodwill and the $4,492,000 related to the tradename are subject to the nonamortization provisions of SFAS No. 142 from the date of acquisition. Other intangibles related to patents and customer relationships are to be amortized over periods of 17 years and 10 years, respectively. These assets are deductible for tax purposes.

At the date of the Lang acquisition, the Company had committed to a plan to relocate the Lang facility to the Company’s manufacturing plant in Smithville, Tennessee. As part of the plan, liability reserves of $2,275,698 and $492,836 for severance and benefits, and plant closure costs, respectively, were established as part of the purchase of Lang. As of November 30, 2007, relocation expenses and payments of $2,078,312 have been made against the severance and benefits accrual and payments of $298,112 have been made against the plant closure accrual.

Relocation expenses and costs of relocating certain assets, consisting primarily of machinery and equipment, and furniture and fixtures, of approximately $1,225,618 were expensed during the nine months ended November 30, 2007 and $113,685 was expensed during the nine months ended November 30, 2006. All plant consolidation initiatives have been completed and all associated liabilities have been paid.

3. INVENTORIES, NET

At November 30, 2007 and February 28, 2007, inventories consisted of the following:

	Nov. 30, 2007	Feb. 28, 2007
	(dollars in thousands)

Raw materials and purchased components	$7,165	$7,849
Work in process	1,231	1,421
Finished goods	4,078	3,416
Allowance for slow-moving inventory	(221)	(83)

Total	$12,253	$12,603

4. LONG-TERM DEBT

At November 30, 2007 and February 28, 2007, the following amounts were payable on the Company’s borrowings:

	Nov. 30, 2007	Feb. 28, 2007
	(dollars in thousands)

Second Amended and Restated Credit Agreement dated June 30, 2006; floating interest rate senior term loan with escalating principal payments due quarterly through June 2012 (7.32% as of November 30, 2007 and 8.63% as of November 30, 2006)	$31,670	$34,750

Less current portion of debt	3,535	3,992

Long-term debt	$28,135	$30,758

New Star, through its 100% owned subsidiary Star International Holdings Inc., entered into a $31,000,000 Credit Agreement on May 13, 2003, that consisted of a $25,700,000 term loan (“Term Loan A”) and a $5,300,000 revolving credit facility. On September 30, 2004, New Star entered into a $10,900,000 term loan (“Term Loan B”). Term Loan B provides for variable interest rate terms. The Company could elect an interest term of either prime (as published in the Wall Street Journal) plus 3.0% or the one, three, or six-month LIBOR rate plus 4.25% for each interest period of no more than six months as defined in the term loan. As a result of the Company’s $42,300,000 Credit Agreement (see below), Term Loan A and B were paid in full.

On June 30, 2006, New Star, through its 100% owned subsidiary Star International Holdings Inc., entered into a $42,300,000 Credit Agreement (“the Second Amended and Restated Credit Agreement”), which amended and replaced Term Loan A and Term Loan B. The Second Amended and Restated Credit Agreement includes a $37,000,000 term loan and a $5,300,000 revolving credit facility. The Second Amended and Restated Agreement provides for variable interest rate terms. The Company may elect an interest term of either prime (as published in the Wall Street Journal) plus 2% or the one, three, or six-month LIBOR rate plus 3.25% for each interest period of no more than six months as defined in the Credit Agreement. The Second Amended and Restated Agreement provides an extension of the maturity of the loan to June 2012 and adjusted the principal payment schedule. The terms of the revolving credit facility were not changed as a result of the Second Amended and Restated Agreement. The Company pays a revolving credit facility fee of 0.5% of the average daily unused portion of the revolving credit facility. There were no borrowings under the revolving credit facility in the nine month periods ended November 30, 2007 and 2006.

The following table summarizes the maturity of the Company’s debt obligations (in thousands):

Twelve month period ending
November 30, 2008	$3,535
November 30, 2009	3,634
November 30, 2010	3,634
November 30, 2011	11,342
November 30, 2012	9,525

Total	$31,670

Annual prepayments on the principal of the term loan is required in June of each year, based on excess cash flow for the most recent fiscal year end, as defined in the agreement. The Company is obligated to make prepayments in June 2008 in accordance with the agreements. The term loan is collateralized by substantially all tangible and intangible assets of the Company. The term loan Credit Agreement contains restrictive covenants, which include, among other things, limitations on incurring additional debt, limitations on restricted payments, as defined, limitations on loans, investments, and capital expenditures. The agreements also include financial covenants, including maintenance of specified leverage and fixed charge coverage ratio, and maintenance of specified EBITDA.

In connection with the June 30, 2006 amendment, the Company expensed $414,038 of unamortized debt issuance costs associated with the related amendments. Also, in connection the June 30, 2006 amendment, the Company expensed $250,000 of debt issuance costs associated with the new amendment. Amortization expense was $0 and $87,983 for the nine month periods ended November 30, 2007 and 2006, respectively.

5. DERIVATIVE INSTRUMENT

The Company entered into interest rate swap agreements in August 2003, October 2004, April 2005, and June 2006 to manage its exposure to interest rate movements by effectively converting its debt arrangement from a variable rate to a fixed-rate arrangement. The maturity date of the interest rate swap agreements generally matches that of the underlying debt arrangements. The agreements, which mature in July 2008, July 2009, and July 2010, involve the exchange of fixed-rate payments of 4.33%, 4.46%, and 5.55%, respectively, for variable rate interest payments without the exchange of the underlying principal amount. The variable rate received under the swaps is based on the three month U.S. dollar LIBOR and is reset on a quarterly basis. The amount to be paid or received under the swap agreements is accrued on the balance sheet and classified within interest expense. The combined notional principal amount and fair value of the interest rate swap agreements outstanding was $15,725,000 and $(421,003), respectively, at November 30, 2007 and $23,092,500 and $109,176, respectively, at February 28, 2007.

6. OTHER COMPREHENSIVE INCOME

Components of other comprehensive income were as follows (in thousands):

	Nine Months Ended
	Nov. 30, 2007	Nov. 30, 2006

Net income	$5,087	$4,425
Unrealized loss on interest rate swaps (net of tax of $185 and ($68), respectively)	(345)	(196)

Comprehensive income	$4,742	$4,229

Accumulated other comprehensive income is comprised of an unrealized loss on interest rate swaps of $274,494, net of taxes of $146,509, as of November 30, 2007 and an unrealized gain of $71,136, net of taxes of $38,041, as of February 28, 2007.

7. SUBSEQUENT EVENTS

In December 2007 the Company cancelled all of its outstanding interest rate swaps, as further described in Note 5. The Company incurred interest expense of $478,090 in connection with the cancellation of the interest rate swaps.

On December 31, 2007, The Middleby Corporation completed its previously announced acquisition of the Company.

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